UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              _____________________


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



          Date of report (Date of earliest event reported)     JUNE 1, 2005
                                                          ----------------------



                                KELLWOOD COMPANY.
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             (Exact name of registrant as specified in its charter)


           DELAWARE                      000-07340              36-2472410
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 (State or other jurisdiction          (Commission             (IRS Employer
       of incorporation)              File Number)        Identification Number)


    600 KELLWOOD PARKWAY, ST. LOUIS, MISSOURI                     63017
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     (Address of Principal Executive Offices)                   (Zip Code)


        Registrant's Telephone Number, including area code     (314) 576-3100
                                                          ----------------------


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

A.       KELLWOOD COMPANY LONG-TERM INCENTIVE PLAN OF 2005

         On June 2, 2005, the Stockholders of Kellwood Company (the "Company" or "Kellwood") approved the Kellwood Company Long-Term Incentive Plan of 2005 (the "Incentive Plan"). The summary of the Incentive Plan set forth in this Section A is qualified in its entirety by reference to the copy of the Incentive Plan which is filed as an exhibit to this Form 8-K. All definitions not otherwise defined in this Section A are set forth in the Plan.

         The Incentive Plan is designed to encourage individuals to accept or continue employment with Kellwood, to provide incentives to improve operations and increase profits, and to strengthen a mutuality of interest between employees and shareowners. The Incentive Plan will give employees a proprietary interest and a stake in Kellwood's growth and profitability and better enable them to represent the viewpoint of the stockholders.

         The Incentive Plan provides for flexibility by allowing for a range of benefits, including the grant of stock options, restricted stock, restricted stock units, performance stock, performance cash awards, stock appreciation rights ("SARs"), and other stock and cash awards.

         Awards and grants under the Incentive Plan are referred to as "Benefits." Those eligible for Benefits under the Incentive Plan are referred to as "Participants." Participants include all officers and other key employees of the Company and its subsidiaries, as determined by the Committee.

         The proposed Incentive Plan is an extension of Kellwood's Omnibus Incentive Plan of 1995 (the "1995 Plan"), which expires this year. The aggregate number of shares of Kellwood common stock that may be issued under the Incentive Plan will be 1,251,337, which is equal to the number of shares of Kellwood common stock remaining available for issuance under Kellwood's 1995 Plan (subject to the adjustment provisions discussed below). The number of shares that may be issued under the Incentive Plan for Benefits other than stock options and SARs will not exceed a total of 600,000 shares (subject to the adjustment provisions discussed below). No further shares will be issued under the 1995 Plan following shareowner approval of the proposed Incentive Plan.

ADMINISTRATION AND ELIGIBILITY

         The Incentive Plan will be administered by a Committee of the Board (the "Committee") consisting of two or more directors, each of whom will satisfy the requirements established for administrators acting under plans intended to qualify for exemption under Rule 16b-3 under the Securities Exchange Act of 1934 ("Exchange Act"), for outside directors acting under plans intended to qualify for exemption under Section 162(m) of the Code and with any applicable requirements established by the New York Stock Exchange. Initially, the Compensation Committee of the Board shall serve as the Committee.

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         No Participant may receive in any calendar year: (i) stock options relating to more than 300,000 shares; (ii) restricted stock or restricted stock units that are subject to the attainment of performance goals (as described below) relating to more than 100,000 shares; (iii) SARs relating to more than 300,000 shares; or (iv) performance stock relating to more than 100,000 shares. (Each of the above limits is subject to the adjustment provisions discussed below.) The maximum amount that may be earned under performance cash awards by any Participant who is a covered employee within the meaning of Section 162(m) of the Code in any calendar year may not exceed $4,000,000.

         Fair market value of shares covered by an award will be determined by the Committee based upon either the closing price or the average of the high and low prices of Kellwood's common stock as reflected on the New York Stock Exchange for the trading date on or immediately preceding the date of determination.

BENEFITS

         Grants of Stock Options. The Committee is authorized to grant stock options to Participants, which may be either incentive stock options or nonqualified stock options, collectively referred to as "Stock Options." The exercise price of any Stock Option must be equal to or greater than the fair market value of the shares at the time of the grant. Stock Options cannot be repriced or cancelled and replaced with lower priced Stock Options. The term of a Stock Option cannot exceed 10 years. The Committee will determine when Stock Options are exercisable and when they expire. However, a Stock Option must vest ratably over a period of not less than three years. Payment for shares purchased upon exercise of a Stock Option must be made at the time of exercise. Payment may be made in cash, shares owned by the Participant, or in any other manner authorized by the Committee.

         SARs. The Committee may grant SARs to Participants and determine the number of shares, the term, the time of exercise, and all other terms and conditions of the SAR. A SAR is a right, denominated in shares, to receive, upon exercise of the right, without payment to Kellwood an amount, payable in shares, cash or a combination thereof, that is equal to the excess of: (i) the fair market value of Kellwood common stock on the date of exercise of the right over
(ii) the fair market value of Company common stock on the date of grant of the right (or in case of a SAR granted in tandem with a stock option, fair market value on the date of the grant of the option) multiplied by the number of shares for which the right is exercised. The Committee also may substitute SARs which can be settled only in Company common stock for outstanding Stock Options at any time when Kellwood is subject to fair value accounting. The terms and conditions of any substitute SAR shall be substantially the same as those of the Stock Option that it replaces.

         Restricted Stock and Restricted Stock Units. Restricted stock consists of shares which are subject to substantial risk of forfeiture and to restrictions on their sale or other transfer by the Participant. A restricted stock unit is a right to receive shares at a future date upon the attainment of certain conditions specified by the Committee which include substantial risk of forfeiture and restrictions on their sale or other transfer by the Participant. The Committee determines the number of shares or units to be granted, the price to be paid, if any, the time within which the shares will be subject to forfeiture, the time at which the restrictions will terminate, and all other terms and conditions of the grants. However, any restricted stock or restricted stock units must have a minimum one-year vesting requirement. Restrictions or conditions could include performance goals (as described below), continuous service with Kellwood, or the passage of time.

         Performance Stock. A Participant who is granted performance stock has the right to receive shares or cash or a combination of shares and cash equal to the fair market value of such shares at a future date upon the attainment of performance goals specified by the Committee. The award of performance stock to a Participant will not create any rights as a shareowner until the issuance of Kellwood common stock with respect to an award.

         Performance Cash Awards. A Participant who is granted performance cash awards has the right to receive a payment in cash upon the attainment of performance goals. The Committee may substitute shares of Kellwood common stock for the cash payment.

         Performance Goals. Awards of restricted stock, restricted stock units, performance stock, performance cash awards and other incentives under the Incentive Plan may be made subject to the attainment of performance goals relating to one or more business criteria within the meaning of Section 162(m) of the Code, including margin improvement, sales growth, and capital management.

         Stock Awards. The Committee may award shares of Kellwood common stock to an employee as additional compensation for services. Stock awards may be subject to terms and conditions, which may vary from time to time and among employees, as the Committee determines to be appropriate. However, any stock award must have a minimum one year vesting requirement.

         Cash Awards. A cash award consists of a monetary payment made by Kellwood to an employee as additional compensation for services. A cash award may be made in tandem with another Benefit or may be made independently. Cash awards may be subject to terms and conditions, which may vary from time to time and among employees, as the Committee determines to be appropriate.

AMENDMENT OF THE INCENTIVE PLAN

         The Board of Directors has the right to amend the Incentive Plan. However, the Board may not amend the Incentive Plan in a manner which would impair or adversely affect the rights of the holder of a Benefit without the holder's consent. No material amendment of the Plan may be made without shareowner approval.

TERMINATION OF THE INCENTIVE PLAN

         The Board may terminate the Incentive Plan at any time. Termination will not impair or adversely affect any Benefit outstanding at the time of termination.

COMMITTEE'S RIGHT TO MODIFY BENEFITS

         The Committee may grant Benefits on terms and conditions different from those specified in the Incentive Plan to comply with the laws and regulations of any foreign jurisdiction, or to make the Benefits more effective under foreign laws and regulations.

         The Committee may permit or require a Participant to have amounts or shares of Kellwood common stock that otherwise would be paid or delivered to the Participant as a result of the exercise or settlement of an award under the Incentive Plan credited to a deferred compensation or stock unit account for the Participant.

         Neither the Board nor the Committee may cancel any outstanding Stock Option for the purpose of reissuing the option to the Participant at a lower exercise price, or to reduce the exercise price of an outstanding option.

CHANGE IN CONTROL

         Upon the occurrence of a Change in Control, each outstanding Stock Option and SAR will immediately become exercisable in full, and all restrictions on shares of restricted stock and restricted stock units outstanding on the date on which the Change in Control occurs will be automatically terminated.

         Upon the occurrence of a Change in Control, any performance goal with respect to any outstanding performance stock or performance cash awards will be deemed to have been attained at the greater of target levels or actual performance through the effective date of the change extrapolated over the performance period.

         Upon the occurrence of a Change in Control, any terms and conditions with respect to other stock or cash awards previously granted under the Incentive Plan will be deemed to be fully satisfied and the other stock or cash awards will be paid out immediately to the Participants, as determined in accordance with the terms and conditions set forth in the applicable grant relating to such Benefits.

ADJUSTMENTS

         In the event of any change affecting the shares of common stock by reason of stock dividend, extraordinary dividend, stock split, reverse stock split, spin-off, recapitalization, merger, consolidation, reorganization, share combination, exchange of shares, stock rights offering, liquidation, disaffiliation of a subsidiary or similar event, the Committee may make such adjustments (if any) as it deems appropriate and equitable to outstanding awards to reflect such event, including (1) adjustments in the aggregate number or price of shares subject to the outstanding awards; (2) the substitution of other property (including other securities) for the common stock covered by outstanding awards; and (3) in connection with any disaffiliation of a subsidiary, arrangement for the assumption, or replacement with new awards.

         In the event of any merger, consolidation or reorganization which results in Kellwood common stock being converted into or exchanged for different securities, cash or other property, the Committee may substitute, for each share of Kellwood common stock subject to a Benefit, the number and kind of shares of stock, other securities, cash or other property to which holders of Kellwood common stock are entitled pursuant to the transaction.

         Substitution and Assumption of Benefits. The Committee may authorize the issuance of Benefits in connection with the assumption of, or substitution for, outstanding benefits previously granted to individuals who become Company employees as the result of any merger, consolidation, acquisition of property or stock, or reorganization, other than a Change in Control.

         Reusage. If a Stock Option granted under the Incentive Plan expires or is terminated, surrendered or canceled without having been fully exercised or if restricted stock, restricted stock units, performance stock or SARs granted under the Incentive Plan are forfeited or terminated without the issuance of all of the shares subject thereto, the shares covered by such Benefits will again be available for use under the Incentive Plan. Shares covered by a Benefit granted under the Incentive Plan will not be counted as used unless they are actually issued and delivered to a Participant. Any shares of Kellwood common stock covered by a SAR shall be counted as used only to the extent shares are actually issued to the Participant upon exercise of the SAR. The number of shares which are transferred to Kellwood by a Participant to pay the exercise or purchase price of a Benefit will be subtracted from the number of shares issued with respect to such Benefit for the purpose of counting shares used. Shares withheld to pay withholding taxes in connection with the exercise or payment of a Benefit will not be counted as used. Shares covered by a Benefit granted under the Incentive Plan that is settled in cash will not be counted as used.

FEDERAL INCOME TAX CONSEQUENCES

         The Company has been advised by counsel that the federal income tax consequences as they relate to Benefits are as follows:

         Incentive Stock Options (ISO). A Participant does not generally recognize taxable income upon the grant or exercise of an ISO. Upon the sale of ISO shares, the Participant recognizes income in an amount equal to the difference, if any, between the exercise price of the ISO shares and the fair market value of those shares on the date of sale. The income is taxed at long-term capital gains rates if the Participant has not disposed of the stock within two years after the date of the grant of the ISO and has held the shares for at least one year after the date of exercise and the company is not entitled to a federal income tax deduction. The holding period requirements are waived when a Participant dies. The exercise of an ISO may in some cases trigger liability for the alternative minimum tax. If a Participant sells ISO shares before having held them for at least one year after the date of exercise and two years after the date of grant, the Participant recognizes ordinary income to the extent of the lesser of: (i) the gain realized upon the sale; or (ii) the difference between the exercise price and the fair market value of the shares on the date of exercise. Any additional gain is treated as long-term or short-term capital gain depending upon how long the Participant has held the ISO shares prior to disposition. In the year of disposition, Kellwood receives a federal income tax deduction in an amount equal to the ordinary income that the Participant recognizes as a result of the disposition.

         Nonqualified Stock Options. A Participant does not recognize taxable income upon the grant of a nonqualified Stock Option. Upon the exercise of such a Stock Option, the Participant recognizes ordinary income to the extent the fair market value of the shares received upon exercise of the nonqualified Stock Option on the date of exercise exceeds the exercise price. Kellwood receives an income tax deduction in an amount equal to the ordinary income that the Participant recognizes upon the exercise of the Stock Option.

         Restricted Stock. A Participant who receives an award of restricted stock does not generally recognize taxable income at the time of the award. Instead, the Participant recognizes ordinary income in the first taxable year in which his or her interest in the shares becomes either: (i) freely transferable; or (ii) no longer subject to substantial risk of forfeiture. The amount of taxable income is equal to the fair market value of the shares less the cash, if any, paid for the shares. A Participant may elect to recognize income at the time he or she receives restricted stock in an amount equal to the fair market value of the Restricted Stock (less any cash paid for the shares) on the date of the award.

         Kellwood receives a compensation expense deduction in an amount equal to the ordinary income recognized by the Participant in the taxable year in which restrictions lapse (or in the taxable year of the award if, at that time, the Participant had filed a timely election to accelerate recognition of income).

         Other Benefits. In the case of an exercise of a SAR or an award of restricted stock units, performance stock, performance cash awards, or common stock or cash, the Participant will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery. In that taxable year, Kellwood will receive a federal income tax deduction in an amount equal to the ordinary income which the Participant has recognized.

MILLION DOLLAR DEDUCTION LIMIT

         Kellwood may not deduct more than $1,000,000 for compensation paid to an individual who, on the last day of the taxable year, is either Kellwood's chief executive officer or is among one of the four other most highly compensated officers for that taxable year as reported in the proxy statement. The limitation on deductions does not apply to certain types of compensation, including qualified performance-based compensation. Kellwood believes that Benefits in the form of Stock Options, performance stock, performance cash awards, SARs, performance based restricted stock and restricted stock units constitute qualified performance based compensation and, as such, will be exempt from the $1,000,000 limitation on deductible compensation.

B.       KELLWOOD COMPANY 2005 STOCK PLAN FOR NON-EMPLOYEE DIRECTORS

         On June 2, 2005, the Stockholders of the Company approved the Kellwood Company 2005 Stock Plan for Non-Employee Directors (the "Directors Plan"). The summary of the Incentive Plan set forth in this Section B is qualified in its entirety by reference to the copy of the Incentive Plan which is filed as an exhibit to this Form 8-K. All definitions not otherwise defined in this Section B are set forth in the Plan.

         The Directors Plan is designed to encourage directors who are not Kellwood officers or employees ("Directors") to become stockholders, thereby giving them a proprietary interest and stake in the growth and profitability of the Company. It will also enable Directors to represent the viewpoint of the shareowners more effectively and encourage them to continue serving as directors.

         Awards under the Directors Plan shall be granted only for retainers, meeting fees or other compensation earned by Directors and may consist of stock options, restricted stock, restricted stock units, stock awards and deferred stock units, all as described below.

SHARES AVAILABLE FOR ISSUANCE

         The proposed Directors Plan is an extension of Kellwood's 1995 Stock Option Plan for Non-Employee Directors, as amended (the "1995 Directors Plan"), which expires this year. The aggregate number of shares of Kellwood common stock that may be issued under the Directors Plan will be 215,650, consisting of the 115,650 shares remaining available for issuance under the 1995 Directors Plan, plus an additional 100,000 shares. The Board believes it is in the best interest of Kellwood and its shareowners to increase the number of shares available under the Directors Plan in order to continue to attract and retain highly qualified individuals to serve as directors of Kellwood. The number of shares that may be issued under the Directors Plan will be subject to the adjustment provisions discussed below.

         No further shares shall be issued under the 1995 Directors Plan. If a stock option granted under the Directors Plan expires or is terminated, surrendered or canceled without having been fully exercised or, if restricted stock, restricted stock units or stock awards granted under the Directors Plan are forfeited or terminated without the issuance of shares, the shares covered by such awards will again be available for use under the Directors Plan.

ADMINISTRATION

         The Directors Plan will be administered by the same Committee which administers Kellwood's Long-Term Incentive Plan of 2005. Initially, the Compensation Committee shall serve as the Committee.

         Fair market value of shares covered by an award will be determined by the Committee based upon either the closing price or the average of the high and low prices of Kellwood's common stock as reflected on the New York Stock Exchange for the trading date on or immediately preceding the date of determination.

BENEFITS

         Grants of Stock Options. Stock options may be granted to Directors at any time as determined by the Committee. The exercise price of any stock option must be not less than the fair market value of the shares on the date of the grant. The term of a stock option cannot exceed 10 years. Payment for shares purchased upon exercise of a stock option must be made at the time of exercise. Payment may be made in cash, shares owned by the Director or in any other manner authorized by the Committee. The Committee will determine when stock options are exercisable and when they expire. Each stock option must have a minimum one-year vesting requirement. Stock options cannot be repriced or cancelled and replaced with lower priced stock options.

         Restricted Stock and Restricted Stock Units. Restricted stock consists of shares which are subject to substantial risk of forfeiture and to restrictions on their sale or other transfer. A restricted stock unit is a right to receive shares at a future date upon the attainment of certain conditions specified by the Committee which include substantial risk of forfeiture and restrictions on their sale or other transfer. The Committee determines the number of shares or units to be granted, the price to be paid (if any), the time within which the shares will be subject to forfeiture, the time at which the restrictions will terminate, and all other terms and conditions of the grants.

         Stock Awards. Stock awards issued to Directors may be subject to terms and conditions, which may vary from time to time and among employees, as the Committee determines to be appropriate.

         Deferred Stock Units. A deferred stock unit represents an obligation of Kellwood to issue a share of Kellwood common stock to a Director upon the Director's cessation of service as a Director for whatever reason, including disability or death. Deferred stock units are credited with any dividend payable from time to time on a number of shares equal to the number of deferred stock units, and the credited dividend will be treated as reinvested in additional deferred stock units.

         Election as to Form of Payment. Each Director may elect to have compensation payable in Kellwood common stock paid in deferred stock units. Each Director also may elect to have compensation payable in cash to be paid in Kellwood common stock, deferred stock units, or a combination thereof.

AMENDMENT AND TERMINATION

         The Board of Directors may amend the Directors Plan. However, the Board may not amend the Directors Plan in a manner which would impair or adversely affect the rights of the holder of an award without the holder's consent. No material amendment of the Plan may be made without shareowner approval. The Board may terminate the Directors Plan at any time. Termination will not impair or adversely affect any award outstanding at the time of termination.

ADJUSTMENTS

         In the event of any change affecting the shares of common stock by reason of stock dividend, extraordinary dividend, stock split, reverse stock split, spin-off, recapitalization, merger, consolidation, reorganization, share combination, exchange of shares, stock rights offering, liquidation, disaffiliation of a subsidiary or similar event, the Committee may make such adjustments (if any) as it deems appropriate and equitable to outstanding awards to reflect such event, including (1) adjustments in the aggregate number or price of shares subject to the outstanding awards; and (2) the substitution of other property (including other securities) for the common stock covered by outstanding awards.

         In the event of any merger, consolidation or reorganization which results in Kellwood common stock being converted into or exchanged for different securities, cash or other property, the Committee may substitute, for each share of Kellwood common stock subject to a benefit, the number and kind of shares of stock, other securities, cash or other property to which holders of Kellwood common stock are entitled pursuant to the transaction.

FEDERAL INCOME TAX CONSEQUENCES

         We have been advised by counsel that the federal income tax consequences as they relate to awards are as follows:

         Stock Options. A Director does not recognize taxable income upon the grant of a nonqualified stock option. Upon the exercise of such a stock option, the Director recognizes ordinary income to the extent the fair market value of the shares received upon exercise of the option on the date of exercise exceeds the exercise price. Kellwood receives an income tax deduction in an amount equal to the ordinary income that the Director recognizes upon the exercise of the stock option.

         Restricted Stock. A Director who receives an award of restricted stock does not generally recognize taxable income at the time of the award. Instead, the Director recognizes ordinary income in the first taxable year in which his or her interest in the shares becomes either: (i) freely transferable; or (ii) no longer subject to substantial risk of forfeiture. The amount of taxable income is equal to the fair market value of the shares less the cash, if any, paid for the shares. A Director may elect to recognize income at the time he or she receives restricted stock in an amount equal to the fair market value of the restricted stock (less any cash paid for the shares) on the date of the award. Kellwood receives a compensation expense deduction in an amount equal to the ordinary income recognized by the Director in the taxable year in which restrictions lapse (or in the taxable year of the award if, at that time, the Director had filed a timely election to accelerate recognition of income).

         Other Awards. A Director will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received in settlement of restricted stock units, common stock, or deferred stock units on the date of payment or delivery. In that taxable year, Kellwood will receive a federal income tax deduction in an amount equal to the ordinary income recognized by the Director.

C.       CONSULTING AGREEMENT WITH HAL J. UPBIN

         On June 1, 2005, the Company entered into a Consulting Agreement (the "Consulting Agreement") with Hal J. Upbin, the Chairman of the Company to be effective immediately following his resignation as Chairman on January 31, 2006. The summary of the Consulting Agreement set forth in this Section C is qualified in its entirety by reference to the copy of the Consulting Agreement which is filed as an exhibit to this Form 8-K. A copy of the press release announcing the Consulting Agreement is attached hereto as Exhibit 99.5, and is incorporated herein by reference.

         Under the Consulting Agreement, Mr. Upbin will provide advisory and consulting services concerning the business and operations of the Company. Primary duties will include assisting in the development and execution of the Company's M&A strategy, advising on balance sheet issues and materials and proposals from the investment community and investment bankers, advise on possible division/subsidiary restructurings and mentoring the new Chief Executive Officer.

         The term of the Consulting Agreement shall be for a period of three years beginning on February 1, 2006, subject to termination by the Company for cause, the death or permanent and total disability of Mr. Upbin or the termination by Mr. Upbin upon written notice to the Company.

         In consideration of his services under the Consulting Agreement, Mr. Upbin shall receive $600,000 for the first year of the term, $500,000 for the second year of the term and $400,000 for the third year of the term.

         Mr. Upbin also agreed under the Consulting Agreement not to compete with the Company during the term of the Agreement and for one year thereafter. He also agreed not to disclose confidential and other information regarding the Company. The noncompete and the nondisclosure provisions contained in the Consulting Agreement survive the termination of the Agreement.

D.       EMPLOYMENT AGREEMENT WITH ROBERT C. SKINNER

         On June 1, 2005, the Company entered into an Employment Agreement (the "Employment Agreement") with Robert C. Skinner, who prior to the adoption of the Employment Agreement served as the President and Chief Operating Officer of the Company (the "Executive"). The summary of the Employment Agreement set forth in this Section D is qualified in its entirety by reference to the copy of the Employment Agreement which is filed as an exhibit to this Form 8-K. A copy of the press release announcing the Employment Agreement is attached hereto as
Exhibit 99.5, and is incorporated herein by reference.

         Under the Employment Agreement, the Executive was appointed as the President and Chief Executive Officer of the Company commencing as of June 1, 2005 and ending on May 31, 2008. The Executive is currently a Director of the Company and the Company shall nominate the Executive in 2006 to be re-elected as a director. The Employment Agreement provides that the Executive will be appointed as the Chairman of the Board when the current Chairman retires on January 31, 2006.

         The Employment Agreement provides that the Executive's appointment is at will and both the Company and the Executive may terminate the Employment Agreement at any time, subject to the terms of the Agreement. Upon the occurrence of a "Change of Control," as defined in the Employment Agreement dated as of February 1, 1004 between the Company and the Executive (the "Change of Control Agreement"), the terms and conditions of the Change of Control Agreement shall control and any conflicting terms in the Employment Agreement shall be of no further force or effect.

         During the term of the Employment Agreement, the Company shall pay the Executive a base salary of $900,000, subject to annual review. The Executive shall also be entitled to participate in all compensation and benefit programs that the Company may offer or make available to other executive officers of the Company. Commencing February 1, 2005, the Executive shall participate at the opportunity levels for the CEO in many of the Company's benefit plans.

         If the Company terminates the Employment Agreement other than for Cause (as defined below) or the Employment Agreement is not renewed at the end of its terms upon terms at least similar to the current terms of the Employment Agreement, then the Company shall pay the Executive (1) the monthly base salary at the annual rate then in effect for eighteen months after termination of employment, (2) a prorated portion of the then current year's cash bonus opportunity and the Long Term Incentive Plan bonus targets as calculated in below, (3) an acceleration and lapse of all the restrictions on exercisability of all outstanding stock options previously granted to Executive, (4) an acceleration and lapse of all restrictions on all stock previously awarded and in escrow under the Corporate Development Incentive ("CDIP") Plan, so that said stock is released and delivered to Executive, and (5) a prorated portion of the then current year's CDIP dollar amount opportunity (collectively, the "Severance Benefits").

         "Cause" shall mean (i) the continued failure by the Executive for a thirty day period to substantially perform his duties with the Company (other than disability which is addressed below) after a written demand for substantial performance is delivered to the Executive, which demand specifically identifies the manner in which the Company believes that the Executive has not substantially performed his duties or (ii) the engaging by the Executive in an act of dishonesty or other misconduct which is demonstrably and materially injurious to the Company monetarily or otherwise.

         For purposes of determining bonuses for each respective plan mentioned in subsections (2) and (5) above of the Severance Benefits, the attainment of the performance goal shall be determined by reference to the Company's actual performance through the end of the month in which termination occurs, extrapolated in a straight line over the uncompleted portion of the performance period. The resulting award amount shall be prorated by comparing the period from the beginning of each performance period through the end of the month in which termination occurs versus each total performance period. Five bonus calculations will be made for the Executive, although actual performance will determine if a bonus will be paid. All bonuses earned shall be paid in equal installments over the 18 months.

         Upon the disability of the Executive, the Employment Agreement provides that the Company shall continue to pay the Executive's salary and provide the Executive benefits at the same rate and times as in effect on the date of disability. If the disability continues for a continuous period of more then six months, then the Company may terminate the Executive employment and the Executive shall be entitled to the Severance Benefits.

         If the Executive dies during the term of the Employment Agreement, the Company shall continue to pay his salary for a period of one year after his death and the Executive's estate shall be entitled to the benefits outlined in the immediately preceding paragraph.

         The Executive also agreed that while payments were being made under the Employment Agreement, he would not to have a substantial interest in any business which at the time shall be in whole or substantial part competitive with an part of the business of the Company. compete with the Company during the term of the Agreement and for one year thereafter. He also agreed not to disclose confidential and other information regarding the Company. The noncompete and the nondisclosure provisions contained in the Consulting Agreement survive the termination of the Agreement.

E.       EMPLOYMENT ARRANGEMENT WITH W. LEE CAPPS III

         Effective June 1, 2005, W. Lee Capps III was appointed to the position of Chief Operating Officer of the Company in addition to his current position as

Chief Financial Officer. In connection with this appointment, the Company increased Mr. Capps' base salary to $625,000.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         Effective June 1, 2005, (1) in connection with the adoption of the Consulting Agreement discussed above, Hal J. Upbin stepped down from this position as Chief Executive Officer of the Company but remained the Chairman of the Company, (2) Robert C. Skinner, Jr. was elected Chief Executive Officer in addition to his current positions as President and Director of the Company, (3)
W. Lee Capps III was appointed to the position of Chief Operating Officer of the Company in addition to his current position as Chief Financial Officer, (4) Lawrence E. Hummel announced his intention to resign from his position as Vice President Finance of the Company effective July 31, 2005, and (6) Gregory W. Kleffner was appointed to the positions of Corporate Vice President and Vice President Finance in addition to his current role as Controller of the Company. A copy of the press release announcing these changes in management is attached hereto as Exhibit 99.5, and is incorporated herein by reference. Mr. Skinner is also a party to the Change of Control Agreement with the Company.

         In connection with Mr. Skinner's appointment, the Company entered into the Employment Agreement with Mr. Skinner, which is summarized in Section D of
Item 1.01 above, which summary is incorporated herein by reference. The Change of Control Agreement provides for compensation in connection with termination of employment following a change in control, as well as if all or substantially all of the Company's assets are sold, or if the Company is liquidated or ceases to function as a going concern. A change in control is defined as occurring when any corporation or any person or related group acquires at least 25 percent of the Company's outstanding common stock directly or indirectly. These agreements provide for the payment of a lump sum within five days of the date of termination equal to the sum of (a) two times the officer's highest base salary in effect during the fiscal year in which the date of termination occurs; (b) two times the officer's average annual incentive awards during the last three full fiscal years; (c) the incentive award which, pursuant to any Kellwood benefit plan, had accrued or would have accrued to the officer during the last full fiscal year; and (d) the last bonus award earned by the officer under the Company's annual bonus program. Should the payments to each executive officer be considered "excess parachute payments" within the meaning of Section 280G of the Internal Revenue Code subject to the excise tax imposed by Section 4999 of the Code, those officers shall be paid an amount necessary to place the officer in the same after-tax position as he/she would have been in had no excise tax been imposed.

         Mr. Skinner (age 51) has been a Director of the Company since June 2004. Prior to his new positions described in this Form 8-K, Mr. Skinner was the President and Chief Operating Officer of the Company from December 2003 to June 1, 2005. Mr. Skinner was the Company's Vice President from 2002 to 2003 and President of Kellwood Menswear from 2000 until 2003. Mr. Skinner was the Corporate Group Vice President of Oxford Industries from 1998 to 2000 and President of Oxford Shirt Group, Oxford Industries, from 1987 to 2000.

         Prior to his new positions described in this Form 8-K, Mr. Capps (age
57) was Executive Vice President Finance and Chief Financial Officer of the Company from December 2, 2003 to June 1, 2005. Mr. Capps was also the Senior Vice President Finance and Chief Financial Officer of the Company from 2002 to 2003, Vice President Finance and Chief Financial Officer of the Company from 2000-2002 and Vice President Corporate Development of the Company from 1998 to 2000. Mr. Capps has a Change of Control Agreement containing the same provisions as the Change of Control Agreement of Mr. Skinner. In connection with his new positions, the Company increased Mr. Capps' base salary to $625,000.

         Mr. Kleffner (age 50) joined the Company as Vice President Controller in 2002. Prior to joining the Company, Mr. Kleffner was a partner at Arthur Andersen LLP in St. Louis.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits
                  --------

         99.1     Kellwood Company Long-Term Incentive Plan of 2005.

         99.2     Kellwood Company 2005 Stock Plan for Non-Employee Directors

         99.3 Consulting Agreement dated as of June 1, 2005 between the Company and Hal J. Upbin

         99.4 Employment Agreement dated as of June 1, 2005 between the Company and Robert C. Skinner

         99.5     Press Release dated June 2, 2005

         99.6     Form of Deferred Stock Units Agreement

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  KELLWOOD COMPANY
                                     -------------------------------------------
                                                    (Registrant)


DATE  June 3, 2005                   BY /s/ Thomas H. Pollihan
                                       -----------------------------------------
                                            Thomas H. Pollihan
                                            Executive Vice President, Secretary
                                            and General Counsel